Subsequent Event Subsequent Event (Notes)	12 Months Ended
Dec. 31, 2013
Subsequent Event [Line Items]
Subsequent Events [Text Block]
20. Subsequent Events
Effective April 1, 2014, HLAI terminated its reinsurance agreement with White River Life Reinsurance ("WRR"), following receipt of approval from the State of Connecticut Insurance Department ("CTDOI") and Vermont Department of Financial Regulation. As a result, the Company will reclassify $310 in aggregate reserves for annuity contracts from funds withheld within Other liabilities to Other policyholder funds and benefits payable. The Company expects to recognize a gain of approximately $215 resulting from the termination of derivatives associated with the reinsurance transaction. In addition, the Company expects to receive a capital contribution of approximately $1 billion from The Hartford in support of this transaction as the economics related to HLAI's business are no longer reinsured to WRR. This capital contribution will be funded by WRR paying off the $655 surplus note and returning approximately $345 in capital to The Hartford.
Effective March 3, 2014 The Hartford made HLA the single nationwide underwriting company for its Group Benefits business by capitalizing HLA to support the Group Benefits business and separating it from the legal entities that support The Hartford's Talcott Resolution operating segment. On January 30, 2014, The Hartford received approval from the CTDOI for HLAI and the Company to dividend approximately $800 of cash and invested assets to HLA and this dividend was paid on February 27, 2014.   All of the issued and outstanding equity of the Company was then distributed from HLA to Hartford Life, Inc.